FIST1 P3 01/20

SUPPLEMENT DATED JANUARY 27, 2020

TO THE PROSPECTUS DATED MARCH 1, 2019

OF

FRANKLIN CONVERTIBLE SECURITIES FUND

FRANKLIN EQUITY INCOME

FRANKLIN MANAGED INCOME FUND

FRANKLIN REAL RETURN FUND

(each a series of Franklin Investors Securities Trust)

Effective February 28, 2020, the Prospectus will be amended as follows:

I. The portfolio management team under the “FUND SUMMARIES – Franklin Convertible Securities Fund – Portfolio Managers” section in the prospectus is replaced with the following:

Portfolio Managers

Alan E. Muschott, CFA Vice President of Advisers and portfolio manager of the Fund since 2002.

Eric Webster, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2016.

II. The portfolio management team under the “FUND SUMMARIES – Franklin Managed Income Fund – Portfolio Managers” section in the prospectus is replaced with the following:

Portfolio Managers

Edward D. Perks, CFA President and Director of Advisers and portfolio manager of the Fund since inception (2006).

Brendan Circle, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since March 2019.

Todd Brighton, CFA Portfolio Manager of Advisers and portfolio manager of the Fund since 2017

III. The portfolio management team under the “Fund Details – Franklin Convertible Securities Fund – Management” section in the prospectus is replaced with the following:

The Fund is managed by dedicated professionals focused on investments in investment in government and sovereign debt. The portfolio managers of the team are as follows:

Alan E. Muschott, CFA Vice President of Advisers

Mr. Muschott has been a lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 1998

Eric Webster, CFA Portfolio Manager of Advisers

Mr. Webster has been a portfolio manager of the Fund since 2016 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2012.

IV. The portfolio management team under the “Fund Details – Franklin Managed Income Fund – Management” section in the prospectus is replaced with the following:

The Fund is managed by dedicated professionals focused on investments in government and sovereign debt. The portfolio managers of the team are as follows:

Edward D. Perks, CFA President and Director of Advisers

Mr. Perks has been a portfolio manager of the Fund since inception. He joined Franklin Templeton in 1992.

Brendan Circle, CFA Portfolio Manager of Advisers

Mr. Circle has been a portfolio manager of the Fund since March 2019. He joined Franklin Templeton in 2014.

Todd Brighton, CFA Portfolio Manager of Advisers

Mr. Brighton has been a portfolio manager of the Fund since 2017, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2000.

Messrs. Perks and Circle are jointly and primarily responsible for the day-to- day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.